OTHER EXPENSE (INCOME)	12 Months Ended
Dec. 31, 2023
Other expense (income) [Abstract]
Other Expense (Income)	Other Expense (Income)

For the years ended December 31	2023	2022
Other Expense:
Litigation costs	$21	$22
Write-offs (reversals)	(2)	15
Bank charges	3	5
Porgera care and maintenance costs	65	53
Tanzania education program	30	—
Supplies obsolescence	—	48
Litigation accruals and settlements	15	19
Other	55	28
Total other expense	$187	$190
Other Income:
Gain on acquisition/sale of non-current assets[1]	($364)	($405)
Insurance proceeds related to NGM	—	(22)
Loss (gain) on warrant investments at FVPL	4	(4)
Gain on non-hedge derivatives	(1)	(7)
Interest income on other assets	(21)	(17)
Other	—	(3)
Total other income	($382)	($458)
Total	($195)	($268)
[1]2023 includes a gain of $352 million upon completion of the Porgera Project Commencement Agreement which resulted in the derecognition of the joint operation and recognition of the joint venture for the Porgera mine (refer to note 4 for further details). 2022 includes a gain of $300 million on the increased ownership of the Reko Diq project (refer to note 4 for further details) and $63 million from the sale of the royalty portfolios to Maverix Metals Inc. and Gold Royalty Corp.